                                EXHIBIT 99.1

                          STOCK PURCHASE AGREEMENT


  THIS AGREEMENT is made and entered into this 24th day of May, 1996, by and between WestAmerica Corporation, an Oklahoma corporation ("Seller"), and Casmyn Corp., a Colorado corporation ("Buyer").

                             W I T N E S S E T H:

       This Agreement is made and entered into with reference to the following facts:

          A. Seller is a public corporation and desires to sell to Buyer 5,680,514 newly-issued, restricted shares of its Common Stock, par value $.Ol (the "Shares").

         B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Shares upon the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed by the parties as follows:

1. Sale of Shares. Seller shall sell and Buyer shall purchase the Shares free and clear of all liens and encumbrances.

2. Consideration. The total consideration for the Shares shall be six hundred and six thousand and-sixty one (606,061) newly-issued, restricted shares of Common Stock of Casmyn Corp., par value $.04 (the "Casmyn Shares").

3. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place as soon as possible after execution of this Stock Purchase Agreement at the law offices of Michael J. Morrison, Chtd., 1025 Ridgeview Drive, Suite 400, Reno, Nevada 89509, unless a different date or place is agreed to in writing by the parties hereto. At the Closing, Seller shall deliver to Buyer a certificate representing the Shares against delivery to Seller by Buyer of a certificate for the Casmyn
     Shares.    The  parties shall execute any and all documents necessary to comply with applicable federal and state laws, rules and regulations pertaining to the transaction.

4. Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

      A. Seller is a corporation duly organized and existing under, and by virtue of, the laws of the State of Oklahoma and is in good standing under such laws. Seller has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted
  and  as  proposed  to  be  conducted.    Seller  is  qualified,  licensed or
  domesticated as a foreign corporation in all jurisdictions where the nature of its activities or of its properties owned or leased makes such qualification, licensing or domestication necessary at this time. Seller has furnished Buyer with copies of its Articles of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

       B. Seller has now, or will have at the Closing, all requisite legal and corporate power to enter into this Agreement, to sell the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

          C. The authorized capital stock of Seller consists of 10,000,000 shares of Common Stock, par value $.01; 1,000,000 shares of Non-voting Convertible Preferred Stock, par value $.01; and 1,000,000 shares of Non-voting, Non-convertible Series "B" Preferred Stock. There are issued and outstanding 3,062,009 shares of Common Stock. 100,000 shares of Preferred, Non-Voting Convertible Stock; and 100,000 shares of Cumulative, Non-Convertible, Non-Voting Series B Preferred Stock, all of which have been duly authorized and validly issued, are fully paid and non-assessable. Except for 130,000 outstanding Warrants, and 35,000 outstanding options, there are no outstanding rights, options, conversion rights or agreements for the purchase or acquisition from Seller of any shares of its capital stock.

          D. All corporate action on the part of Seller, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of Seller's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights and except as limited by application of legal principles affecting the availability of equitable remedies.

      E. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances; provided, however, that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

         F. No shareholder of Seller has any right of first refusal or any preemptive rights in connection with the issuance of the Shares by Seller.

     G. Seller has not entered into any other contracts to sell, mortgage, encumber or assign the Shares.

          H. The Shares have not been registered under the Securities Act and/or any applicable state securities laws in reliance upon an exemption provided by Section 4(2) of the Securities Act and Regulation D, and exemptions under applicable state securities laws relating to transactions not involving a public offering.

          I. Seller's audited balance sheet and statement of income and expenses for the fiscal year ended March 31, 1995 and Seller's unaudited balance sheet and statement of income and expenses for the nine-month period ended December 31, 1995 (the "Financial Statements") have been supplied to Buyer, are true and correct, have been prepared in accordance with generally accepted accounting principles consistently applied (except as disclosed therein and except that the Financial Statements may not contain the footnotes required by generally accepted accounting principles), and fairly present the financial condition of Seller and the results of the operations of Seller as of the date thereof, and except for normal year-end adjustments which would not have any material adverse effect on such statements..

       J. Since March 31, 1996(a) neither Seller nor its Subsidiaries have entered into any transaction which was not in the ordinary course of business; (b) there has been no materially adverse change in the condition (financial or otherwise), of the business, property, assets, or liabilities of the Seller or its Subsidiaries other than changes in the ordinary course of business, none of which has been materially adverse; (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially adversely affecting the business or operations of Seller or its Subsidiaries; (d) Seller has not declared or paid any dividend or made any distribution on its stock, redeemed, purchased or otherwise acquired any of its stock, granted any options to purchase shares of its stock, or issued any shares of its stock; (e) neither Seller nor its Subsidiaries have martially increased the compensation of any officer, or the rate of pay of employees as a group, except as part of regular compensation increases in the ordinary course of business; (f) Seller has not received notice that there has been a loss of any major customer of Seller or its Subsidiaries, nor any material order of cancellation; (g) there has been no resignation or termination of employment of any key officer or employee of Seller or its Subsidiaries and Seller does not know of the impending resignation or termination of employment of any key officer or employee of Seller or its Subsidiaries that, if consummated, would have a materially adverse effect on the business of Seller and/or its Subsidiaries;
  (h) there has been no labor dispute involving Seller or its Subsidiaries or their employees and none is pending or, to the best of Seller's knowledge, threatened; and (i) to the best knowledge of Seller, after due-inquiry, there has been no other event or condition of any character pertaining to and/or materially adversely affecting the assets or business of Seller or its Subsidiaries.

          K. All the material contracts, commitments, agreements and instruments to which Seller is a party are legal, valid, binding and in full force and effect in all material respects and enforceable by Seller in accordance with their terms except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies. Seller is not in material default under any of such contracts.

        L. Except as disclosed in Schedule 1 attached hereto, there are no actions, proceedings or investigations pending (or, to the best of Seller's knowledge, any basis therefor or threat thereof), which, either individually or in the aggregate, might result in any adverse change in the business, prospects, conditions, affairs or operations of Seller or in any of its properties or assets, or in any impairment of the right or ability of Seller to carry on its business as proposed to be conducted, or in-any material liability on the part of Seller, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

      M. To the best knowledge of the Seller, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement will not violate applicable state and federal securities laws.

      N. Seller and its Subsidiaries have timely filed all tax returns that are required to have been filed by them prior to the date of this Agreement with the appropriate federal, state, county and local governmental agencies or instrumentalities, and each of said returns correctly reflects such corporation's income and its tax liability required to be shown therein. Seller and its Subsidiaries have paid or established reserves for all income, franchise and other taxes due by them, respectively, as reflected on said
  returns.    The  provisions  for taxes due by Seller and its Subsidiaries as shown in the Financial Statements are sufficient for the payment in full of all unpaid federal, state, county and local taxes in respect of their respective businesses and operations for the period then ended and all prior
  periods.   There is no pending dispute with any taxing authority relating to any of said returns which if determined adversely to the taxpayer corporation would result in the assertion by any taxing authority of any valid deficiency in a material amount for taxes. No federal income tax returns of Seller or its Subsidiaries have been audited.

       0. This Agreement, the exhibits thereto, the Financial Statements, and all certificates delivered to Buyer pursuant to this Agreement, when read together, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements
  contained  therein  or  herein  not  misleading.    There is, to the best of
  Seller's knowledge, no fact which materially adversely affects the business, prospects, condition, affairs or operations of Seller, or any of its properties or assets, which has not been set forth in this Agreement, the exhibits hereto (if any), or the Financial Statements.

        P. Seller represents that it understands that it is purchasing the Casmyn Shares and that the same have not been registered under the Securities Act and/or any applicable state securities laws in reliance upon an exemption provided by Section 4(2) of the Securities Act and Regulation D relating to transactions not involving a public offering.

        Q. Seller represents that the Casmyn Shares are being acquired from buyer solely for its own account, for investment, and are not being purchased with a view to or for the resale or distribution thereof and that Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

        R. Seller is aware of the existence of substantial restrictions on the transferability of the Casmyn Shares.

        S. Seller may not be able to avail itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act or any applicable state securities acts with respect to the release of the Casmyn Shares, and, accordingly, it may not be possible for Seller to liquidate part or all of its investment in the Casmyn Shares.

        T. Seller is aware that the Buyer is under no duty to register the Casmyn Shares or comply with any exemption from registration under the Securities Act or any state securities law, including supplying to the appropriate agency or to Seller any information required in connection with transfers under appropriate rules and regulations.

        U. Seller is an "Accredited Investor," as that term is defined in Regulation D promulgated under the Securities Act.

        V. The certificate representing the Casmyn Shares may be endorsed with the following legends:

           (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

           (b) Any other legend required by Colorado or other state securities laws.

  Buyer need not register a transfer of legended Casmyn Shares and may also instruct its transfer agent not to register the transfer of the Casmyn Shares unless one of the conditions specified in each of the foregoing legends is satisfied.

  The foregoing representations and warranties shall be true and accurate as of the date of this Agreement.

5.     Representations and Warranties of Buyer.

       A. Buyer is a corporation duly organized and existing under, and by virtue of, the laws of the State of Colorado and is in good standing under
  such  laws.   Buyer has the requisite corporate power to own and operate its properties  and  assets, and to carry on its business as presently conducted
  and  as  proposed  to  be  conducted.    Seller  is  qualified,  licensed or
  domesticated as a foreign corporation in all jurisdictions where the nature of its activities or of its properties owned or leased makes such qualification, licensing or domestication necessary and except where the failure to so qualify would not have a material adverse effect. Buyer has furnished Seller with copies of its Articles of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

        B. Buyer has now, or will have at the Closing, all requisite legal and corporate power to enter into this Agreement, to sell the Casmyn Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

        C. The authorized capital stock of Buyer consists of 100,000,000 shares of Common Stock, par value $.04; 20,000,000 shares of Convertible Preferred Stock, par value $.10. There are issued and outstanding 9,382,931 shares of Common Stock; 2,707,000 shares of Convertible Preferred Stock, all of which have been duly authorized and validly issued, are fully paid and non-assessable. In addition, 2,471,476 shares of Common Stock are reserved for the exercise of certain Warrants and Options. There are no other outstanding rights and options, conversion rights or agreements for the purchase or acquisition from Buyer of any shares of its capital stock.

       D. All corporate action on the part of Buyer, its officers, directors and stockholders necessary for the sale and issuance of the Casmyn Shares pursuant hereto and the performance of Buyer's obligations hereunder has been taken or will be taken prior to the closing. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights and except as limited by application of legal principles affecting the availability of equitable remedies.

       E. The Casmyn Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances; provided, however, that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

       F. No shareholder of Buyer has any right of first refusal or any preemptive rights in connection with the issuance of the Casmyn Shares by Buyer.

      G. Buyer has not entered into any other contracts to sell, mortgage, encumber or assign the Casmyn Shares.

      H. The Casmyn Shares have not been registered under the Securities Act and/or any applicable state securities laws in reliance upon an exemption provided by Section 4(2) of the Securities Act and Regulation D, and exemptions under applicable state securities laws relating to transactions not involving a public offering.

      I. Buyer's audited balance sheet and statement of income and expenses for the fiscal year ended September 30, 1995 and Seller's unaudited balance sheet and statement of income and expenses for the periods ended December 31, 1995 and March 31, 1996 (the "Financial Statements") have been supplied to Seller, are true and correct, have been prepared in accordance with generally accepted accounting principles consistently applied (except as disclosed therein and except that the Financial Statements may not contain the footnotes required by generally accepted accounting principles), and fairly present the financial condition of Seller and the results of the operations of Seller as of the date thereof, and except for normal year-end adjustments which would not have any material adverse effect on such statements.

      J. Since March 31, 1996(a) neither Buyer nor its Subsidiaries have entered into any transaction which was not in the ordinary course of business; (b) there has been no materially adverse change in the condition (financial or otherwise), of the business, property, assets, or liabilities of the Buyer or its Subsidiaries other than changes in the ordinary course of business, none of which has been materially adverse; (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially adversely affecting the business or operations of Buyer or its Subsidiaries; (d) Buyer has not declared or paid any dividend or made any distribution on its stock, redeemed, purchased or otherwise acquired any of its stock, granted any options to purchase shares of its stock, or issued any shares of its stock; (e) neither Buyer nor its Subsidiaries have martially increased the compensation of any officer, or the rate of pay of employees as a group, except as part of regular compensation increases in the ordinary course of business; (f) Buyer has not received notice that there has been a loss of any major customer of Buyer or its Subsidiaries, nor any material order of cancellation; (g) there has been no resignation or termination of employment of any key officer or employee of Buyer or its Subsidiaries and Buyer does not know of the impending resignation or termination of employment of any key officer or employee of Buyer or its Subsidiaries that, if consummated, would have a materially adverse effect on the business of Buyer and/or its Subsidiaries; (h) there has been no labor dispute involving Buyer or its Subsidiaries or their employees and none is pending or, to the best of Buyer's knowledge, threatened; and (i) to the best knowledge of Seller, after due-inquiry, there has been no other event or condition of any character pertaining to and/or materially adversely affecting the assets or business of Buyer or its Subsidiaries.

      K. All the material contracts, commitments, agreements and instruments to which Buyer is a party are legal, valid, binding and in full force and effect in all material respects and enforceable by Buyer in accordance with their terms except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies. Buyer is not in material default under any of such contracts.

      L. Except as disclosed in Schedule 2 attached hereto, there are no actions, proceedings or investigations pending (or, to the best of Buyer's knowledge, any basis therefor or threat thereof), which, either individually or in the aggregate, might result in any adverse change in the business, prospects, conditions, affairs or operations of Buyer or in any of its properties or assets, or in any impairment of the right or ability of Buyer to carry on its business as proposed to be conducted, or in-any material liability on the part of Buyer, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

      M. To the best knowledge of the Seller, the offer, sale and issuance of the Casmyn Shares in conformity with the terms of this Agreement will not violate applicable state and federal securities laws.

      N. Buyer and its Subsidiaries have timely filed all tax returns that are required to have been filed by them prior to the date of this Agreement with the appropriate federal, state, county and local governmental agencies or instrumentalities, and each of said returns correctly reflects such corporation's income and its tax liability required to be shown therein. Buyer and its Subsidiaries have paid or established reserves for all income, franchise and other taxes due by them, respectively, as reflected on said returns. The provisions for taxes due by Buyer and its Subsidiaries as shown in the Financial Statements are sufficient for the payment in full of all
  unpaid  federal,  state,  county  and  local    taxes  in  respect of  their
  respective businesses and operations for the period then ended and all prior
  periods.   There is no pending dispute with any taxing authority relating to any of said returns which if determined adversely to the taxpayer corporation would result in the assertion by any taxing authority of any valid deficiency in a material amount for taxes. No federal income tax returns of Seller or its Subsidiaries have been audited.

      0. This Agreement, the exhibits thereto, the Financial Statements, and all certificates delivered to Seller pursuant to this Agreement, when read together, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading. There is, to the best of Buyer's knowledge, no fact which materially adversely affects the business, prospects, condition, affairs or operations of Seller, or any of its properties or assets, which has not been set forth in this Agreement, the exhibits hereto (if any), or the Financial Statements.

      P. Buyer represents that it understands that it is purchasing the Shares and that the same have not been registered under the Securities Act and/or any applicable state securities laws in reliance upon an exemption provided by Section 4(2) of the Securities Act and Regulation D relating to transactions not involving a public offering.

     Q. Buyer represents that the Shares are being acquired solely for its own account, for investment, and are not being purchased with a view to or for the resale or distribution thereof and that Buyer has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

     R. Buyer is aware of the existence of substantial restrictions on the transferability of the Shares.

     S. Buyer may not be able to avail itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act or any applicable state securities acts with respect to the release of the Shares, and, accordingly, it may not be possible for Buyer to liquidate part or all of its investment in the Shares.

     T. Buyer is aware that the Company is under no duty to register the Shares or comply with any exemption from registration under the Securities Act or any state securities law, including supplying to the appropriate agency or to Buyer any information required in connection with transfers under appropriate rules and regulations.

     U. Buyer is an "Accredited Investor," as that term is defined in Regulation D promulgated under the Securities Act.

     V. The certificate representing the Shares may be endorsed with the following legends:

           (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN
  OPINION  OF  COUNSEL  FOR  THE  HOLDER  OF  THESE    SECURITIES  REASONABLY
  SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  (b) Any other legend required by Oklahoma or other state securities laws.

Seller need not register a transfer of legend Shares and may also instruct its transfer agent not to register the transfer of the Shares unless one of the conditions specified in each of the foregoing legends is satisfied.

The foregoing representations and warranties shall be true and accurate as of the date of this Agreement.

  6.          Obligations  Upon  Closing.     At the time of Closing of this
   transaction:

       A. Seller shall deliver to Buyer a newly-issued certificate for the Shares.

       B. Buyer shall deliver to Seller a newly-issued certificate for the Casmyn Shares.

          C. The parties shall both execute appropriate stock subscription documents approved by their respective counsel.

        D. The parties shall both execute a separate agreement relating to voting of its Shares, which is attached hereto as Schedule 3.

7.         Indemnity of Seller.     Seller shall indemnify Buyer against any
   loss, damage, cost or expense that Buyer may incur or suffer as a result of any breach, untruth or inaccuracy of any promise, agreement, covenant, warranty or representation made by Seller herein for the benefit of Buyer.

8.          Indemnity of Buyer.     Buyer shall indemnify Seller against any
   loss, damage, cost or expense that Seller may incur or suffer as a result of any breach, untruth or inaccuracy of any promise, agreement, covenant, warranty or representation made by Buyer herein for the benefit of Seller.

9.        Broker's Fees.     The parties warrant to and with each other that
   the transaction evidenced by this Agreement was initiated, negotiated and completed by the parties hereto directly, as principals, and without the intervention of any broker, dealer, agent or finder. Each party agrees to indemnify and hold the other party harmless from and against any loss, damage, cost or expense, including without limitation, attorneys' fees and litigation expenses, resulting from any breach or breaches of the foregoing warranty.

10.       Third Party Consents.     The parties shall use their commercially
    reasonable best efforts to obtain, if necessary, such written consents, authorizations, approvals, waivers and consents as may be required from third parties in connection with this transaction.

11.     Conditions to Buyer's Obligations at Closing.     The obligations of
    Buyer to Seller under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

     A. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Michael J. Morrison, Esq., and he shall have received all such counterpart original and certified or other copies of such documents as he may reasonably request.

     B.     Seller shall have delivered to Buyer the Shares.

     C. All written consents, authorizations, approvals, waivers and consents of third. parties to this transaction shall have been obtained.

     D. The directors of Seller shall be Messrs. Ed Foraker, William GroszKruger, Robert M. Coleman, Stewart Smith and Michael Pryor; there shall be no vacancies on Seller's Board of Directors; and there shall have been no other changes to Seller's Board of Directors, except as agreed to in writing by the parties. It is understood and agreed by the parties that, immediately upon Closing, Messrs. Smith and Pryor shall resign and be replaced on the Board by two (2) nominees of Casmyn.

     E. Seller shall have received from Eric Grimshaw, Esq., special counsel for Seller, an opinion, dated as of the Closing, in a form and substance agreed to by the parties.

     F. The representations and warranties made by Seller hereunder shall be true and correct when made, and shall be true and correct on the Closing date with the same force and effect as if they had been made on and as of said date; Seller's business and assets shall not have been adversely affected in any way prior to the Closing; and Seller shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

     G. At the time of Closing, the purchase of the Shares by Buyer, and receipt of the Casmyn Shares by Seller, hereunder shall be legally permitted by all laws, rules and regulations to which Buyer and Seller are subject.

     H. Seller shall have delivered to Buyer a certificate, executed by the President or any Vice President and the Treasurer and/or Secretary of Seller, dated on the Closing date, certifying to the fulfillment of the conditions specified to be performed by Seller herein.

12.      Conditions of  Seller's Obligations at Closing.     The obligations
  of Seller to Buyer under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

     A.     Buyer shall have delivered to Seller the Casmyn Shares.

     B. All corporate and other proceedings in connection with the transaction contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Eric Grimshaw, Esq., special counsel to Seller, and they shall have received all such counterpart original or certified or other copies of such documents as they may reasonably request.

     C. All written consents, authorizations, approvals, waivers and consents of third parties to this transaction shall have been obtained.

     D. Seller shall have received from Michael J. Morrison, Esq., special counsel to Buyer, an opinion, dated as of the Closing, in form and substance agreed to by the parties.

     E. Buyer shall have executed and delivered to Seller an investment representation, satisfactory to Seller, with respect to all Shares being acquired by Buyer.

     F. The representations and warranties made by Buyer herein shall be true and correct when made, and shall be true and correct on the Closing date with the same force and effect as if they had been made on and as of said date.

     G. The parties shall have executed the agreement attached as Schedule 3 hereto.

13.       Expenses.     Seller and Buyer shall each pay their own respective
  costs, expenses and fees associated with this transaction.

14.          Confidentiality  of Information.     Each party agrees that any
  information obtained by it pursuant to this Agreement which may be proprietary to the other party, or otherwise confidential, will not be disclosed without the prior written consent of the other party. Each party further acknowledges and understands that any information so obtained which may be considered "inside," non-public information may not be utilized by it in connection with the purchase and/or sale of the other party's securities except in compliance with applicable state and federal anti-fraud statutes. Each party acknowledges it has executed a separate Confidentiality Agreement, dated May 10, 1996, applicable to this transaction.

15.     Changes to Board of Directors.     Immediately after Closing of this
  transaction, Messrs. Smith and Pryor shall be replaced on Seller's Board of Directors by two (2) nominees of Buyer, who shall serve until Seller's next annual shareholders' meeting and election of directors.

16.     Miscellaneous.

        A.     Time.     Time is of the essence of this Agreement and in the
  performance and enforcement of each of the promises, covenants, representations and warranties of the parties contained herein. For the purpose of computing any period of time prescribed herein or relating hereto, the first day shall be excluded. If the period of time is six (6) days or more, weekends and public holidays shall be included. An act required to be performed on a day shall be performed at or before the close of business on
  such  day.   If an act is required to be performed on a certain day and such day is not a regular business day, the time of performance or measurement shall be extended to and including the next regular business day.

          B. Entire Agreement. This Agreement constitutes the entire agreement of the parties and all prior rights, negotiations and representations are merged herein.

      C. Binding Effects. This Agreement shall inure to the benefit of, and be binding upon, the parties and their several successors in interest in any capacity.

          D. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         E. Notices. Any notice or notices which any party hereto deems necessary, useful or convenient to give to any other party or parties hereto, at any time and from time to time, shall be in writing and shall be personally served upon or mailed to the parties at the following addresses:

To Seller at:          4141 N. Scottsdale Road, Suite 100
                               Scottsdale, Arizona 85251

with copies to:          Eric Grimshaw, Esq.
                               Pray, Walker, et al.
                               900 Oneok Plaza
                               Tulsa, Oklahoma  74103-4218

To Buyer at:          1335 Greg Street, Suite 104
                               Sparks, Nevada 89431

with copies to:          Michael J. Morrison, Esq.
                               1025 Ridgeview Drive, Suite 400
                               Reno, Nevada 89509

          F. Attorneys' Fees and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which he may be entitled.

       G. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to constitute but one and the same instrument.

          H. Captions. Article and paragraph captions contained in this Agreement are inserted only as a matter of convenience and reference. Said captions shall not be construed to define, limit, restrict, extend or describe this Agreement or the intent of any provision hereof.

          I. Gender and Number. Whenever used in this Agreement and as required by the context of the transaction, the single number shall include the plural, the plural number shall include the singular, and masculine gender shall include the feminine and neuter.

         J. Related Agreement. This Agreement is related to and affected by an Agreement and Plan of Merger to be executed by the parties on or about the
  date of this Agreement.   Pursuant thereto, this Agreement may, under certain
  circumstances, be rescinded by the parties.

          K. Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby, notwithstanding any investigation made by Buyer. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of Seller pursuant hereto or in connection with the transaction contemplated hereby shall be deemed to be representations and warranties by Seller hereunder as of the date of such certificate or instrument.

          L. Separability. In case any provision of this Agreement not material to the benefits intended to be conferred hereby shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        M. Other Documents. The parties to this Agreement shall in good faith execute such other and further instruments, assignments or documents as may be necessary or advisable by counsel to carry out the transactions contemplated by this Agreement.


  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


WESTAMERICA CORPORATION, "Seller"


By: _________________________________
Ed Foraker, President


CASMYN CORP., "Buyer"


By:_________________________________
Amyn Dahya, CEO